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                                                                    EXHIBIT (j)

                                [KPMG letterhead]


                          Independent Auditors' Consent




The Board of Directors
Fortis Advantage Portfolios, Inc.


We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights in Part A and "Financial Statements" in Part B of the Registration Statement.




                                                      /s/ KPMG Peat Marwick LLP
                                                       KPMG Peat Marwick LLP

Minneapolis, Minnesota
June 30, 1999